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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 28, 2001

                               AIRGATE PCS, INC.

            (Exact name of Registrant as specified in its charter)

    Delaware                      027455                         58-2422929

(State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                  Number)

Harris Tower, 233 Peachtree Street N.E., Suite 1700                30303
Atlanta, Georgia

(Address of principal executive offices)                        (Zip Code)


                                (404) 525-7272

             (Registrant's telephone number, including area code)

                                      N/A

         (Former name or former address, if changed since last report)
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Item 5.    Other Events

          On August 28, 2001, AirGate PCS, Inc., a Delaware corporation ("AirGate"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with iPCS, Inc., a Delaware corporation ("iPCS"), regarding the proposed combination of AirGate and iPCS. In connection with the Merger Agreement, AirGate and certain stockholders of iPCS will enter into a Registration Rights Agreement. Concurrently with the signing of the Merger Agreement, AirGate, iPCS and certain stockholders of iPCS entered into a Support Agreement. The Merger Agreement, a form of Registration Rights Agreement and a form of Support Agreement are attached hereto as exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits



    Exhibit No.                           Description
    -----------                           -----------

        10.1 Agreement and Plan of Merger, dated as of August 28, 2001, by and between AirGate PCS, Inc. and iPCS, Inc.

        10.2 Form of Registration Rights Agreement by and among AirGate PCS, Inc., Blackstone/iPCS, L.L.C., Blackstone iPCS Capital Partners L.P., Blackstone Communications Partners I L.P. TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TWC Leveraged Income Trust IV, TCW Shared Opportunity Fund II, Shared Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P., Geneseo Communications, Inc., Cambridge Telcom, Inc., Cass Communications, Inc., Technology Group, LLC, Montrose Mutual PCS, Inc., Gridley Enterprises, Inc., Timothy M. Yager and Kelly M. Yager.

        10.3 Form of Support Agreement, dated as of August 28, 2001, by and between Airgate PCS, Inc., iPCS, Inc. and each of Blackstone/iPCS L.L.C., Blackstone iPCS Capital Partners L.P., Blackstone Communications Partners I, L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust IV, L.P., TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P., Geneseo Communications, Inc., Cambridge Telcom, Inc. and Gridley Enterprises, Inc.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRGATE PCS, INC. (Registrant)

Date: August 31, 2001                   By:  /s/ Alan B. Catherall
                                            ---------------------------------
                                        Name:  Alan B. Catherall
                                        Title:  Chief Financial Officer

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                                 EXHIBIT INDEX

    Exhibit No.                               Description
    -----------                               -----------

       10.1 Agreement and Plan of Merger, dated as of August 28, 2001, by and between AirGate, PCS, Inc. and iPCS, Inc.

       10.2 Form of Registration Rights Agreement by and among AirGate PCS, Inc., Blackstone/iPCS, L.L.C., Blackstone iPCS Capital Partners L.P., Blackstone Communications Partners I L.P. TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TWC Leveraged Income Trust IV, TCW Shared Opportunity Fund II, Shared Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P., Geneseo Communications, Inc., Cambridge Telcom, Inc., Cass Communications, Inc., Technology Group, LLC, Montrose Mutual PCS, Inc., Gridley Enterprises, Inc., Timothy M. Yager and Kelly M. Yager

       10.3 Form of Support Agreement, dated as of August 28, 2001, by and between Airgate PCS, Inc., iPCS, Inc. and each of Blackstone/iPCS L.L.C., Blackstone iPCS Capital Partners L.P., Blackstone Communications Partners I, L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P.,
                     TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust IV, L.P., TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P., Geneseo Communications, Inc., Cambridge Telcom, Inc. and Gridley Enterprises, Inc.

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